Exhibit 10.12

THIRD AMENDMENT TO LEASE
THIS THIRD AMENDMENT TO LEASE (this "Third Amendment") is made as of September 11, 2018, by and between ARE-MA REGION NO. 64, LLC, a Delaware limited liability company ("Landlord"), and MODERNA, INC., a Delaware corporation ("Tenant").

RECITALS

A.Tenant and Landlord are now parties to that certain Net Lease dated as of August 29, 2016 ("Original Lease"), as amended by that certain First Amendment to Lease dated as of April 10, 2017, and as further amended by that certain Second Amendment to Lease dated as March 16, 2018 (as amended, the "Lease"). Pursuant to the Lease, Tenant leases certain premises known as 100 Tech Drive, Norwood, Massachusetts (the "Premises"). The Premises are more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B.At Tenant's request, Landlord and Tenant have agreed to amend the Lease as more particularly set forth in this Third Amendment.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.Use of Initial Tenant Work Allowance. Section 3.1(f) of the Original Lease is hereby amended to provide that the Initial Tenant Work Allowance shall not be available for any work completed (or reimbursement requested) after March 31, 2019.

2.Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, "Broker") in connection with the transaction reflected in this Third Amendment and that no Broker brought about this transaction. Landlord shall only pay commissions to Broker pursuant to a separate written agreement between Landlord and Broker. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this Third Amendment.

3.OFAC. Tenant and all beneficial owners of Tenant are currently (a) in compliance with and shall at all times during the Term of the Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules"), (b) not listed on, and shall not during the term of the Lease be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List or the Sectoral Sanctions Identifications List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

4.Miscellaneous.

a.This Third Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Third Amendment may be amended only by an agreement in writing, signed by the parties hereto.

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b.This Third Amendment is binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

c.This Third Amendment may be executed in 2 or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature process complying with the U.S. federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Electronic signatures shall be deemed original signatures for purposes of this Third Amendment and all matters related thereto, with such electronic signatures having the same legal effect as original signatures.

d.Except as amended and/or modified by this Third Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Third Amendment. In the event of any conflict between the provisions of this Third Amendment and the provisions of the Lease, the provisions of this Third Amendment shall prevail. Whether or not specifically amended by this Third Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Third Amendment.

[Signatures are on the next page.]

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IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the day and year first above written.

LANDLORD:

ARE-MA REGION NO. 64, LLC,
a Delaware limited liability company

By:    ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
    a Delaware limited partnership,
managing member

    By:    ARE-QRS CORP.,
        a Maryland corporation,
        general partner
/s/ Jackie Clem
By: Jackie Clem
Senior Vice President, RE Legal Affairs

TENANT:

MODERNATX, INC.,
a Delaware corporation
By: /s/ Steve Harbin
Its: Norwood Site Head

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FOURTH AMENDMENT TO LEASE
THIS FOURTH AMENDMENT TO LEASE (this “Fourth Amendment”) is made as of March 28, 2019, by and between ARE-MA REGION NO. 64, LLC, a Delaware limited liability company ("Landlord"), and MODERNA, INC., a Delaware corporation ("Tenant").

RECITALS

A. Tenant and Landlord are now parties to that certain Net Lease dated as of August 29, 2016 ("Original Lease"), as amended by that certain First Amendment to Lease dated as of April 10, 2017, as further amended by that certain Second Amendment to Lease dated as of March 16, 2018, and as further amended by that certain Third Amendment to Lease dated as of September 11, 2018 (as amended, the “Lease”). Pursuant to the Lease, Tenant leases certain premises known as 100 Tech Drive, Norwood, Massachusetts (the "Premises"). The Premises are more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B.    At Tenant's request, Landlord and Tenant have agreed to amend the Lease as more particularly set forth in this Fourth Amendment.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.Use of Initial Tenant Work Allowance. Section 3.1(f) of the Original Lease is hereby amended to provide that the Initial Tenant Work Allowance shall not be available for any work completed (or reimbursement requested) after September 30, 2019.

2.Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with the transaction reflected in this Fourth Amendment and that no Broker brought about this transaction. Landlord shall only pay commissions to Broker pursuant to a separate written agreement between Landlord and Broker. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and ·against any claims by any Broker, claiming a commission or other form of compensation by
virtue of having dealt with Tenant or Landlord, as applicable, with regard to this Fourth Amendment.    ·    · ·

3.OFAC. Tenant and all beneficial owners of Tenant are currently (a) in compliance with and shall at all times during the Term of the Lease remain in compliance with the regulations of the Office of Foreign Assets Control ("OFAC") of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the "OFAC Rules"), (b) not listed on, and shall not during the term of the Lease be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List or the Sectoral Sanctions Identifications List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

4.Miscellaneous.
a.This Fourth Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written

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agreements and discussions. This Fourth Amendment may be amended only by an agreement in writing, signed by the parties hereto.

b.This Fourth Amendment is binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

c.This Fourth Amendment may be executed in 2 or more counterparts, each of which-shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature process complying with the U.S. federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Electronic signatures shall be deemed original signatures for purposes of this Fourth Amendment and all matters related thereto, with such electronic signatures having the same legal effect as original signatures.

d.Except as amended and/or modified by this Fourth Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Fourth Amendment. In the event of any conflict between the provisions of this Fourth Amendment and the provisions of the Lease, the provisions of this Fourth Amendment shall prevail. Whether or not specifically amended by this Fourth Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Fourth Amendment.

[Signatures are on the next page.]

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IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the day and year first above written.

LANDLORD:

ARE-MA REGION NO. 64, LLC,
a Delaware limited liability company

By:    ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
    a Delaware limited partnership,
managing member

    By:    ARE-QRS CORP.,
        a Maryland corporation,
        general partner
    /s/ Jackie Clem
By: Jackie Clem
Senior Vice President, RE Legal Affairs

TENANT:

MODERNATX, INC.,
a Delaware corporation
    /s/ Juan Andres
By: Juan Andres
Its: Chief Tecnical Operations and Quality Officer

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OMNIBUS AMENDMENT TO THREE MODERNA LEASE AGREEMENTS

THIS OMNIBUS AMENDMENT TO THREE MODERNA LEASE AGREEMENTS (this “Amendment”) is made as of December 30, 2021, by and between ARE-MA REGION NO. 92, LLC, a Delaware limited liability company and owner of the property commonly known as One Investors Way, Norwood, Massachusetts (“One Investors Landlord”), ARE-MA REGION NO. 64, LLC, a Delaware limited liability company and owner of the property commonly known as 100 Tech Drive, Norwood, Massachusetts (“100 Tech Landlord”), and ARE-MA REGION NO. 83, LLC, a Delaware limited liability company and owner of the property commonly known as One Upland Road, Norwood, Massachusetts (“One Upland Landlord”) (collectively, “Landlords”), and MODERNATX, INC., a Delaware corporation (“Tenant”).
RECITALS
A.One Investors Landlord and Tenant are parties to that certain Lease Agreement dated as of April 16, 2021 (the “One Investors Lease”), with respect to the real property and improvements thereon located at 1 Investors Way, Norwood, Massachusetts, as more particularly described in the One Investors Lease.
B.100 Tech Landlord (as successor-in-interest to Campanelli-TriGate Norwood Upland, LLC) and Tenant are parties to that certain Net Lease dated as of August 29, 2016, as amended by that certain First Amendment to Lease dated as of April 10, 2017, as further amended by that certain Second Amendment to Lease dated as of March 16, 2018, as further amended by that certain Third Amendment to Lease dated as of September 11, 2018, as further amended by that certain Fourth Amendment to Lease dated as of March 28, 2019 (as amended, the “100 Tech Lease”), with respect to the real property and improvements thereon located at 100 Tech Drive, Norwood, Massachusetts, as more particularly described in the 100 Tech Lease.
C.One Upland Landlord (as successor-in-interest to BR Norwood Owner, LLC) and Tenant are parties to that certain Lease Agreement dated as of October 10, 2007, as amended by that certain First Amendment to Lease dated as of February 15, 2019, as further amended by that certain Second Amendment to Lease dated as of February 15, 2019, as further amended by that certain First Amendment to Lease Guaranty dated April 30, 2019, and as further amended by that certain Third Amendment to Lease Agreement dated as of May 21, 2020 (as amended, the “One Upland Lease”). Collectively, the One Investors Landlord, 100 Tech Landlord, and One Upland Landlord shall be referred to herein as the “Landlords”, and the One Investors Lease, 100 Tech Lease, and One Upland Lease shall be referred to herein as the “Leases”.
D.Landlords and Tenant desire to extend the terms of the Leases and otherwise amend the Leases upon the terms and conditions contained herein. All capitalized terms not defined herein shall have the same meaning ascribed to such terms in the Leases.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual promises and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlords and Tenant hereby agree as follows:
1.Term. The terms of the Leases are extended to and including September 30, 2042.

ACTIVEUS 191091489v.3

2.Base Rent. The base rent schedules for each of the Leases is hereby modified as follows:
a.One Investors Lease: The definition of “Base Rent” set forth on page 1 of the One Investors Lease is hereby deleted in its entirety and replaced with the following:
“Beginning on the Rent Commencement Date, annual Base Rent shall be $6,466,500.00, subject to annual increases on the Adjustment Date as set forth herein.

Year	Annual Base Rent	Monthly Base Rent	Base Rent/RSF
February 17, 2022 – February 28, 2023	$6,466,500.00	$538,875.00	$26.94
March 1, 2023 – February 29, 2024	$6,660,495.00	$555,041.25	$27.75
March 1, 2024 – February 28, 2025	$6,860,310.00	$571,692.50	$28.58
March 1, 2025 – February 28, 2026	$7,066,119.00	$588,843.25	$29.44
March 1, 2026 – February 28, 2027	$7,278,103.00	$606,508.58	$30.33
March 1, 2027 – February 29, 2028	$7,496,446.00	$624,703.83	$31.24
March 1, 2028 – February 28, 2029	$7,721,339.00	$643,444.92	$32.17
March 1, 2029 – February 28, 2030	$7,952,979.00	$662,748.25	$33.14
March 1, 2030 – February 28, 2031	$8,191,569.00	$682,630.75	$34.13
March 1, 2031 – February 29, 2032	$8,437,316.00	$703,109.67	$35.16
March 1, 2032 – February 28, 2033	$8,690,435.00	$724,202.92	$36.21

March 1, 2033 – February 28, 2034	$8,951,148.00	$745,929.00	$37.30
March 1, 2034 – February 28, 2035	$9,847,200.00	$820,600.00	$41.03
March 1, 2035 – February 29, 2036	$10,142,400.00	$845,200.00	$42.26
March 1, 2036 – February 28, 2037	$10,447,200.00	$870,600.00	$43.53
March 1, 2037 – February 28, 2038	$10,761,600.00	$896,800.00	$44.84
March 1, 2038 – February 28, 2039	$11,085,600.00	$923,800.00	$46.19
March 1, 2039 – February 29, 2040	$11,419,200.00	$951,600.00	$47.58
March 1, 2040 – February 28, 2041	$11,762,400.00	$980,200.00	$49.01
March 1, 2041 – September 30, 2042	$12,115,272.00	$1,009,606.00	$50.48

b.100 Tech Lease: Schedule I of the 100 Tech Lease is hereby deleted in its entirety and replaced with the Fixed Rent set forth below.

Lease Year	Annual Fixed Rent	Monthly Fixed Rent
October 1, 2017 – September 30, 2018	$6,193,317.90	$516,109.83
October 1, 2018 – September 30, 2019	$6,348,150.85	$529,012.57
October 1, 2019 – September 30, 2020	$6,506,854.62	$542,237.89
October 1, 2020 – September 30, 2021	$6,669,525.98	$555,793.83
October 1, 2021 – September 30, 2022	$6,836,264.13	$569,688.68

October 1, 2022 – September 30, 2023	$7,007,170.74	$583,930.90
October 1, 2023 – September 30, 2024	$7,182,350.01	$598,529.17
October 1, 2024 – September 30, 2025	$7,361,908.76	$613,492.40
October 1, 2025 – September 30, 2026	$7,545,956.48	$628,829.71
October 1, 2026 – September 30, 2027	$7,734,605.39	$644,550.45
October 1, 2027 – September 30, 2028	$7,927,970.53	$660,664.21
October 1, 2028 – September 30, 2029	$8,126,169.79	$677,180.82
October 1, 2029 – September 30, 2030	$8,329,324.03	$694,110.34
October 1, 2030 – September 30, 2031	$8,537,557.13	$711,463.09
October 1, 2031 – September 30, 2032	$8,750,996.06	$729,249.67
October 1, 2032 – September 30, 2033	$9,626,095.68	$802,174.64
October 1, 2033 – September 30, 2034	$9,914,878.56	$826,239.88
October 1, 2034 – September 30, 2035	$10,212,324.96	$851,027.08
October 1, 2035 – September 30, 2036	$10,518,694.68	$876,557.89
October 1, 2036 – September 30, 2037	$10,834,255.56	$902,854.63
October 1, 2037 – September 30, 2038	$11,159,283.24	$929,940.27
October 1, 2038 – September 30, 2039	$11,494,061.76	$957,838.48
October 1, 2039 – September 30, 2040	$11,838,883.56	$986,573.63

October 1, 2040 – September 30, 2041	$12,194,050.08	$1,016,170.84
October 1, 2041 – September 30, 2042	$12,559,871.64	$1,046,655.97

c.One Upland Lease: Article I of the One Upland Lease is hereby amended by modifying the following subsections as follows:
1.04 Term and Possession: The Initial Term of the Lease is hereby extended for a period expiring on September 30, 2042 (the “Expiration Date”). The Lease is hereby amended so that all references to the “Lease Term” and the “Initial Term” in the Lease shall refer to the Initial Term as extended hereunder, and the new Expiration Date as modified herein.
(a) From August 1, 2020, Base Rent for the Premises shall be paid as follows and all references to the “Base Rent” in the Lease shall be deemed to refer to the Base Rent set forth in the table below:

Period	Annual Base Rent	Monthly Base Rent
8/1/2020-7/31/2021	$5,700,024.47	$475,002.04
8/l/2021-7/31/2022	$5,794,593.41	$482,882.78
8/l /2022-7/31/2023	$5,794,593.41	$482,882.78
8/l/2023-7/31/2024	$5,891,999.42	$490,999.95
8/l/2024-7/31/2025	$5,891,999.42	$490,999.95
8/l/2025-7/31/2026	$5,992,327.61	$499,360.63
8/1/2026-7/31/2027	$5,992,327.61	$499,360.63
8/l/2027-7/31/2028	$6,095,665.65	$507,972.14
8/1/2028-7/31/2029	$6,095,665.65	$507,972.14
8/1/2029-7/31/2030	$6,202,103.82	$516,841.99
8/l/2030-7/31/2031	$6,202,103.82	$516,841.99
8/l/2031-7/31/2032	$6,311,735.15	$525,977.93
8/l/2032-7/31/2033	$6,311,735.15	$525,977.93
8/l /2033-7/31/2034	$6,424,655.41	$535,387.95
8/1/2034-7/31/2035	$6,424,655.41	$535,387.95
8/1/2035-9/30/2035	2 month period	$545,080.27
10/1/2035-9/30/2036	$7,195,227.20	$599,602.27
10/1/2036-9/30/2037	$7,411,084.02	$617,590.34
10/1/2037-9/30/2038	$7,633,416.54	$636,118.05
10/1/2038-9/30/2039	$7,862,419.04	$655,201.59
10/1/2039-9/30/2040	$8,098,291.61	$674,857.63
10/1/2040-9/30/2041	$8,341,240.36	$695,103.36
10/1/2041-9/30/2042	$8,591,477.57	$715,956.46

3.    Extension Rights. In lieu of any existing extension rights in the Leases, Tenant is hereby granted three (3) consecutive extension rights for each of the three Leases. Accordingly, the Leases are hereby amended as follows:
a.One Investors Lease: Section 41(a) of the One Investors Lease is hereby amended by deleting “two (2) consecutive rights” and replacing it with “three (3) consecutive rights”.
b.100 Tech Lease: Section 10.2 of the 100 Tech Lease is hereby amended by deleting the first sentence in its entirety and replacing it with the following:
“Tenant shall have three (3) consecutive rights to extend the term of this Lease for five (5) years each (each, an “Extension Term”), provided that Tenant shall give Landlord notice of Tenant's exercise of such option no sooner than twenty-four

(24) months and no later than eighteen (18) months prior to the expiration of the then current Term, and provided further that Tenant shall not be in default at the time of giving such notice under this Lease beyond applicable notice and cure periods.”
c.One Upland Lease: Section 1.04 of the One Upland Lease is hereby amended by deleting “four options to extend” and replacing it with “three options to extend”.
4.     Alterations and Restoration. For ease of administration and consistency, Landlords and Tenant agree that the process for approval by Landlords of Tenant’s proposed Tenant Improvements (as defined below), and the restoration obligations associated therewith, shall be governed by the One Investors Lease, notwithstanding any contrary provisions of the 100 Tech Lease or One Upland Road Lease. The Landlords acknowledge and agree that the Tenant Improvements will be designed and performed in furtherance of a master planning effort undertaken by Tenant and reviewed by the Landlords, the effect of which will be to treat the three Premises as a unified whole, without regard to property line and Premises boundaries. Each Landlord agrees to be reasonable in reviewing and approving applicable Tenant Improvements on its Premises, regardless of the location of such Tenant Improvements within the overall project. Notwithstanding anything to the contrary contained in the One Investors Lease regarding restoration of Installations (as defined in the One Investors Lease), Tenant shall have no obligation to remove and restore at the end of the Term any new buildings or expansions of existing buildings, landscaping, planted areas, walks, roadways, parking, and other new installations and improvements on the Premises outside of the existing buildings.
5.    Tenant Improvement Allowance. Each of the three Landlords agrees to provide an additional tenant improvement allowance of $60.00 per rentable square foot of the applicable Premises, for an aggregate total of $41,010,780.00 (the “2021 Tenant Improvement Allowance” or “2021 TIA”), broken down as follows: $14,400,000.00 under the One Investors Lease, $12,025,860.00 under the 100 Tech Lease, and $14,584,920.00 under the One Upland Lease. Notwithstanding that the 2021 TIA has been allocated to each of the separate Landlords, Tenant is not bound by such allocation, and the Landlords acknowledge and agree that Tenant may apply any amount of the 2021 TIA to Tenant Improvements across the three Premises as Tenant sees fit, without regard to each Landlord’s portion of the total. Notwithstanding contrary provisions of the Leases governing disbursement of tenant allowance funds, the 2021 Tenant Improvement Allowance shall be disbursed and used as follows:
a.Tenant shall have no right to any portion of the 2021 TIA that is not disbursed before the second anniversary of the date hereof.
b.Costs. The 2021 TIA shall be used solely for the payment of design (including A&E drawings), permits and construction, and construction management costs in connection with the construction of tenant improvements, site work, new structures and other hard construction costs (the “Tenant Improvements”) at the properties covered by the three Leases (collectively, the "TI Costs"). The 2021 TIA shall not be used to purchase any furniture, personal property or other non-building system materials or equipment, including, but not be limited to, non-ducted biological safety cabinets and other scientific equipment not incorporated into the Tenant Improvements; provided, however, the 2021 TIA may be used for Tenant’s voice and data cabling, special electrical power distribution, telephone and security systems.
Landlord shall have no obligation to bear any portion of the cost of any of the Tenant Improvements except to the extent of the 2021 TIA and except to the extent that any remaining contributions or allowances remain under each of the existing Leases as of the date hereof.
c.Procedure. During the course of construction of the Tenant Improvements, Landlord shall reimburse Tenant for TI Costs once a month (such reimbursement not to exceed, in the aggregate, the amount of the 2021 TIA) against a draw request in Landlord’s standard form, containing evidence of payment of such TI Costs by Tenant and such certifications, lien waivers (including a conditional lien release for each progress payment and unconditional lien releases for the prior month’s progress payments), inspection reports and other matters as Landlord customarily obtains, to the extent of Landlord’s approval thereof for payment, no later than the last day of the calendar month immediately following the calendar month in which the draw request was made. Upon completion of the Tenant Improvements (and prior to any final disbursement of the 2021 TIA), Tenant shall deliver to Landlord: (i) sworn statements setting forth the names of all contractors and first tier subcontractors who did the work and final, unconditional lien waivers from all such contractors and first tier subcontractors; (ii) as-built plans (one copy in print format and two copies in electronic CAD format) for such Tenant Improvements; (iii) a certification of substantial completion in Form AIA G704, (iv) a certificate of occupancy for the premises covered by each Lease, to the extent not already delivered; and (v) copies of all operation and maintenance manuals and warranties affecting the premises covered by each Lease.
d.Nonpayment; Offset Right; Disputes. If any Landlord fails timely to pay any portion of the 2021 TIA when such portion is properly due to Tenant and as to which Tenant has satisfied each of the foregoing requisition conditions, and such failure shall continue for 30 days after written notice from Tenant to such Landlord (which such notice shall describe in detail the basis on which Tenant asserts that such Landlord has wrongfully failed to disburse such amount), then Tenant, provided no Default has occurred and is continuing, may deliver a second notice to such Landlord that includes in at least 14 point-type and all capitals (with the rest of the notice in standard font and type-size) the phrase “FAILURE TO IMMEDIATELY RESPOND COULD RESULT IN THE FORFEITURE OF RIGHTS” (an “Offset Notice”), which notice shall specify the portion of the TI Allowance that has not been timely paid and the date upon which request for payment was first sent to such Landlord, and, if such Landlord fails to disburse the amount expressly referenced in the Offset Notice within 10 business days, then Tenant shall have the right to have such unpaid amount credited against the next installment(s) of Base Rent thereafter due under the applicable Lease, until such sums due Tenant have been fully paid by such Landlord or fully credited and accounted for; provided however, that the amount so offset by Tenant in any calendar month shall not exceed 20% of the amount of the monthly installment of Base Rent payable by Tenant to Landlord under the applicable Lease with respect to such calendar month. If, however, Landlord notifies Tenant prior to the expiration of such 10 business day period that Landlord disputes that Landlord has wrongfully failed to disburse the amount claimed by Tenant, and if Landlord and Tenant are not able to reach agreement with respect to such dispute (with Landlord disbursing any undisputed amounts which Landlord is required to disburse under this Work Letter) within 10 business days after Tenant’s receipt of a such notice from Landlord, then the parties shall submit such dispute to arbitration conducted by the American Arbitration Association in Boston, Massachusetts in accordance with the “Expedited Procedures” of its Commercial Arbitration Rules, in which case Base Rent shall not be offset by such disputed amount unless and until Tenant prevails in such arbitration and the arbitrator concludes that Tenant has the right to such offset right and determines the amount owed to Tenant by Landlord, if any, that is to be offset against Base Rent. All costs associated with arbitration shall be awarded to the prevailing party as determined by the arbitrator.
e.Tenant Improvement Progress Reports. On or before the 10th day of each calendar month during the course of design and construction of the Tenant Improvements, Tenant shall deliver to Landlords a Tenant Improvement progress report in a form provided by Landlords completed to provide all of the most up-to-date information regarding Tenant’s progress with respect the design and construction of the Tenant Improvements.
    6.    Cross-Default. Tenant agrees that a “Default” under the One Investors Lease or “Event of Default” under the 100 Tech Lease and One Upland Lease shall automatically constitute a Default or Event of Default, as applicable, under all three Leases.
7.    Authority. Landlords represent and warrant to Tenant that they have the right, power and authority to execute and deliver this Amendment and to perform their obligations hereunder, and this Amendment is a valid and binding obligation of Landlords enforceable against Landlords in accordance with the terms hereof. Tenant represents and warrants to Landlords that it has the right, power and authority to execute and deliver this Amendment and to perform its obligations hereunder, and this Amendment is a valid and binding obligation of Tenant enforceable against Tenant in accordance with the terms hereof. Tenant acknowledges and agrees that Landlords are in full compliance with the terms of the Leases and no event exists or has occurred that constitutes or could ripen into a Landlord default under the Leases.
8.Brokerage. Landlords and Tenant each hereby represents that, other than Newmark Grubb Knight Frank and Jones Lang LaSalle (collectively, the “Brokers”), it has not dealt with any broker, agent or other person entitled to a commission, compensation, or fee with respect to the transactions contemplated by this Amendment. Landlords and Tenant each hereby agree to defend, indemnify, and hold harmless the other, and its successors and assigns, against and from all claims, losses, liabilities, and expenses, including, without limitation, reasonable attorneys’ fees, arising out of any claim by any broker, agent, or other person or entity, other than the Brokers, claiming a commission or other form of compensation based upon alleged dealings with the indemnifying party with respect to this Amendment. Landlords shall be responsible to pay the commission due to the Brokers pursuant to a separate agreement.
9.Ratification; Conflict; Amendment. Except as amended herein, the Leases shall remain in full force and effect and the parties hereto ratify and reconfirm the Leases. On and after the date hereof, each reference in the Leases to “this Lease,” “the Lease,” “hereunder,” “hereof,” or words of like import, and each reference to the Lease in any other agreements, documents, or instruments executed and delivered pursuant to, or in connection with, the Leases, will mean and be a reference to the Leases as amended by this Amendment. In the event of any conflict between this Amendment and the Leases, the provisions of this Amendment shall control. No amendment or modification of this Amendment, and no further amendment or modification of the Leases, will be effective unless it is in writing and signed by Landlords and Tenant.
10.Governing Law. This Amendment shall be governed by the laws of the Commonwealth of Massachusetts without regard to its conflict of law provisions.
11.Counterparts. This Amendment may be executed in as many counterparts as the parties hereto may deem necessary or convenient, and each such counterpart shall be deemed an original but all of which, together, shall constitute but one and the same document. Counterparts may be delivered via electronic mail (including PDF or any electronic signature process complying with the U.S. federal ESIGN Act of 2000) or other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Electronic signatures shall be deemed original signatures for purposes of this Amendment and all matters related thereto, with such electronic signatures having the same legal effect as original signatures.
12.Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their successors and permitted assigns.
13.Attorneys’ Fees. In the event of a dispute between the parties, the prevailing party shall be entitled to have its reasonable attorneys’ fees and costs paid by the other party.
14.Acknowledgment. Tenant and Landlords each acknowledge that it has read the provisions of this Amendment, understands them, and is bound by them. Time is of the essence in this Amendment.
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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment under seal as of the day and year first above written.
LANDLORDS:

ARE-MA REGION NO. 92, LLC,
a Delaware limited liability company

By:    ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
    a Delaware limited partnership,
managing member

    By:    ARE-QRS CORP.,
        a Maryland corporation,
        general partner
    /s/ Mark Hikin
By: Mark Hikin
Its: Vice President, RE Legal Affairs

ARE-MA REGION NO. 64, LLC,
a Delaware limited liability company

By:    ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
    a Delaware limited partnership,
managing member

    By:    ARE-QRS CORP.,
        a Maryland corporation,
        general partner
    /s/ Mark Hikin
By: Mark Hikin
Its: Vice President, RE Legal Affairs

ARE-MA REGION NO. 83, LLC,
a Delaware limited liability company

By:    ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
    a Delaware limited partnership,
managing member

    By:    ARE-QRS CORP.,
        a Maryland corporation,
        general partner
    /s/ Mark Hikin
By: Mark Hikin
Its: Vice President, RE Legal Affairs

TENANT:
MODERNATX, INC.,
a Delaware corporation
/s/ David Meline
By: David Meline
Its: Chief Financial Officer